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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005


                       CIT Equipment Collateral - 2004-EF1
             (Exact Name of Registrant as Specified in its Charter)


                   Delaware                                333-53688-04                          75-6724294
(State or other jurisdiction of incorporation)       (Commission File Number)        (IRS Employer Identification No.)


                         c/o Deutsche Bank Trust Company
                           1011 Centre Road, Suite 200
                           Wilmington, Delaware 19805
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (302) 552-6287



                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 9.01.                 Financial Statements and Exhibits.

(c). Exhibits.

         The following are filed herewith. The exhibit numbers correspond with items 601 of Regulation S-K.

Exhibit No.                         Description
-----------                         -----------
99.1.1                              Pool Data Report

                                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIT EQUIPMENT COLLATERAL - 2004-EF1


                                   By: THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                    as Servicer


                                     By: /s/ Usama Ashraf
                                        -----------------------------------
                                            Name:      Usama Ashraf
                                            Title:     Vice President




Dated:   August 31, 2005